                                    Amendment to
                                      Schedule 1
                                      ----------

                 Lincoln National Global Asset Allocation Fund, Inc.
             Separate Accounts of Lincoln National Life Insurance Company
                                Investing in the Fund
                                  As of May 1, 1999


LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT 53

                                     Amendment to
                                      Schedule 2
                                      ----------

                 Lincoln National Global Asset Allocation Fund, Inc.
                              Variable Annuity Contracts
                         and Variable Life Insurance Policies
                            Supported by Separate Accounts
                                 Listed on Schedule 1
                                  As of May 1, 1999


MULTI FUND INDIVIDUAL VARIABLE ANNUITY

eANNUITY

MULTI FUND VARIABLE LIFE

GROUP MULTI FUND

LINCOLN VUL

LINCOLN SVUL

MULTI FUND - NON-REGISTERED

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules 1 and 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                                   LINCOLN NATIONAL GLOBAL ASSET ALLOCATION
                                   FUND, INC.


Date:     3/26/99                            By:   /s/ Kelly D. Clevenger
     --------------------------                    ---------------------------
                                        Kelly D. Clevenger
                                        President and Chairman



                                   LINCOLN NATIONAL LIFE
                                   INSURANCE COMPANY

Date:     3/26/99                            By:    /s/ Stephen H. Lewis
     --------------------------                     --------------------------
                                        Stephen H. Lewis
                                        Senior Vice President